Nuveen Short-Term REIT ETF	Ticker NURE Listing Exchange: Cboe BZX Exchange, Inc.	30 April 2025

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.nuveen.com/etf. You can also get this information at no cost by calling (888) 290-9881 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the prospectus, reports to shareholders and other information will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 30, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Summary Prospectus

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Investment Objective

Nuveen Short-Term REIT ETF (the “Fund”) seeks to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, when buying or selling shares of the Fund, which are not reflected in this table or the example that follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect brokerage commissions that you may pay when you purchase and sell Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$113
5 Years	$197
10 Years	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the investment results of the Index, which is comprised of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that invest in residential or commercial real estate. The Index is a subset of the Dow Jones U.S. Select REIT Index (the “Base Index”), which generally includes equity REITs traded on a national securities exchange in the United States that derive at least 75% of their total revenue from the ownership and operation of real estate assets and that have a minimum total market capitalization of $200 million at the time of their inclusion. The Index selects REITs from the Base Index that are classified as concentrating their holdings in apartment buildings, hotels, self-storage facilities or manufactured home properties, as REITs investing in these sectors typically have shorter lease durations than REITs investing in other sectors. Index holdings are weighted by float-adjusted market capitalization, provided that no single REIT can comprise more than 5% of the Index as of any rebalance date. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.

The Index is rebalanced quarterly after the close of the third Friday in March, June, September and December. The Index and the Base Index exclude mortgage REITs, hybrid REITs, certain other types of REITs (e.g., timber and net-lease REITs), real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, home builders, large landowners and subdividers of unimproved land, and companies that have more than 25% of their assets in direct mortgage investments. As of March 31, 2025, the Index was comprised of 103 REITs.

The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the REITs that make up the Index, holding each REIT in approximately the same proportion as its weighting in the Index. The Fund rebalances its holdings quarterly in response to the quarterly Index rebalances. The Fund may sell REITs that are represented in the

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Index, in anticipation of their removal from the Index, or buy REITs that are not yet represented in the Index in anticipation of their addition to the Index.

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in REITs. The Index concentrates (i.e., holds 25% or more of its total assets) in the securities of the real estate industry, and the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Risks

The value of your investment in this Fund will change throughout the day each day the Fund’s primary listing exchange is open. You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. The significance of any specific risk to an investment in the Fund will vary over time depending on the composition of the Fund’s portfolio, market conditions and other factors. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk—The Fund’s assets will generally be concentrated in the securities of issuers in the real estate industry, and, accordingly, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry.

Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Fund to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, its service providers or the issuers of securities held by the Fund may adversely impact the Fund or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Fund invests, which may cause the Fund’s investments to lose value.

Equity Security Risk—Equity securities in the Fund’s portfolio may decline significantly in price over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, company, industry, or sector of the market.

Index Provider Risk—There is no assurance that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, an index provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the Fund’s costs. Unusual market conditions may cause an index provider to postpone a scheduled rebalance. Such a postponement in a time of market volatility could mean a constituent that would otherwise be removed at rebalance may remain, causing the performance and constituents of the index to vary from those expected under normal conditions. Index providers generally do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the indexes in which they license, and generally do not guarantee that an index will be calculated in accordance with its stated methodology. Losses or costs associated with any index provider errors generally will be borne by the Fund and its shareholders.

Interest Rate Risk—Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent that it is exposed to such interest rates. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. REITs may be subject to a greater risk of rising interest rates due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could also lead to government fiscal policies that raise interest rates. Because the market price of REITs may change based upon investors’ collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

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Investment Style Risk—The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets or in response to changing market conditions. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Market Risk—The market value of the Fund’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Fund’s investments whether or not the Fund invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, to the extent the rate of inflation increases, the value of the Fund’s assets may decline.

Market Trading Risks—The Fund is an exchange-traded fund (“ETF”), and as with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of a Fund share typically will approximate its net asset value (“NAV”), there may be times when the market price and the NAV diverge more significantly, particularly in times of market volatility or steep market declines. Thus, you may pay more or less than NAV when you buy Fund shares on the secondary market, and you may receive more or less than NAV when you sell those shares. Although the Fund’s shares are listed for trading on a national securities exchange, it is possible that an active trading market may not develop or be maintained, in which case transactions may occur at wider bid/ask spreads (which may be especially pronounced for smaller funds). Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). In times of market stress, the Fund’s underlying portfolio holdings may become less liquid, which in turn may affect the liquidity of the Fund’s shares and/or lead to more significant differences between the Fund’s market price and its NAV. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for the Fund’s shares. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting creation or redemption orders, Fund shares may trade at a larger premium or discount to NAV.

Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence affecting an issuer than a diversified fund. Poor performance by any one of these issuers would adversely affect the Fund to a greater extent than a more broadly diversified fund.

Real Estate Investment Risk—Due to the composition of the Index, the Fund concentrates its investments in real estate companies and companies related to the real estate industry. As such, the Fund is subject to risks associated with the direct ownership of real estate, and an investment in the Fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. The Fund's investments in the real estate market have many of the same risks as direct ownership of real estate. The real estate industry is highly sensitive to general and local economic conditions and developments and is characterized by intense competition and periodic overbuilding. Real estate values have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

REITs Risk—In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. REITs may be affected by changes in real estate values, rents, property taxes, zoning laws, neighborhood values and interest rates. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law, or changes to federal tax law or regulations governing REITs, may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. Many REITs utilize leverage (and some may be highly leveraged), which increases investment risk and could potentially magnify the Fund’s losses.

Service Provider Operational Risk—The Fund’s service providers, such as the Fund’s administrator, custodian or transfer agent, may experience disruptions or operating errors that could negatively impact the Fund. Although service providers are required to have appropriate operational risk management policies and procedures, and to take appropriate

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precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Small- and Mid-Cap Company Risk—Even larger REITs may be small- to medium-sized companies in relation to the equity markets as a whole. Securities of small-cap companies involve substantial risk. Prices of small-cap securities may be subject to more abrupt or erratic movements, and to wider fluctuations and lower liquidity, than security prices of larger, more established companies or the broader market averages in general. It may be difficult to sell small-cap securities at the desired time and price. While mid-cap stocks may be slightly less volatile than small-cap stocks, they still involve similar risks.

Tracking Error Risk—Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of, for example, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, but the Index does not.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. Both the bar chart and the table assume that all distributions have been reinvested. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.nuveen.com/etf or by calling (800) 257-8787.

Annual Total Return*

*Year-to-date total return as of March 31, 2025 was -0.88%.

During the period reflected in the bar chart above, the Fund’s highest and lowest quarterly returns were 19.26%
and -29.29%, respectively, for the quarters ended December 31, 2020 and March 31, 2020.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated with the S&P 500® Index and the Index. In accordance with new regulatory requirements, the Fund has selected the S&P 500® Index as the broad measure of U.S. equity market performance as it is generally representative of the types of investments in which the Fund invests. Performance is also shown for the Base Index, which more closely represents the REIT exposure sought by the Fund than the broad-based securities market index. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

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		Average Annual Total Returns
		for the Periods Ended
		December 31, 2024
	Inception Date	1 Year	5 Years	Since Inception
NURE (return before taxes)	12/19/16	6.83%	4.19%	6.52%
NURE (return after taxes on distributions)		5.84%	3.44%	5.48%
NURE (return after taxes on distributions and sale of Fund shares)		4.24%	2.99%	4.74%
S&P 500® Index
(reflects no deduction for fees, expenses or taxes)		25.02%	14.53%	14.60%
Dow Jones U.S. Select REIT Index
(reflects no deduction for fees, expenses or taxes)		8.10%	3.40%	4.79%
Dow Jones U.S. Select Short-Term REIT Index
(reflects no deduction for fees, expenses or taxes)		7.20%	4.58%	6.89%

Management

Investment Adviser

Nuveen Fund Advisors, LLC

Sub-Adviser

Teachers Advisors, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Philip James (Jim) Campagna, CFA	Managing Director	December 2016
Nazar Romanyak, CFA	Senior Director	June 2024
Darren Tran, CFA	Managing Director	June 2024

Purchase and Sale of Fund Shares

The Fund is an ETF. Shares of the Fund are listed on a national securities exchange and can only be bought and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund shares (bid) and the lowest price a seller is willing to accept for Fund shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.nuveen.com/etf.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as an individual retirement account (“IRA”) or 401(k) plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund’s investment adviser or its affiliates may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

NPM-NURE-0425P

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